EXHIBIT 10.12

AMENDMENT No. 1 TO THE COMMON STOCK PURCHASE AGREEMENT

This Amendment No. 1 to the Common Stock Purchase Agreement (this “Amendment”) dated February 10, 2021 is by and between B2Digital, Incorporated, a Delaware corporation (the “Company”), on the one hand, and Triton Funds LP, a Delaware limited partnership (the “Investor”), on the other hand. The Company and the Investor will be referred to individually as a “Party” and collectively as the “Parties.” Any capitalized terms not defined in this Amendment will have the meaning set forth in the Common Stock Purchase Agreement dated December 23, 2020 between the Company and the Investor (the “CSPA”), attached hereto as Exhibit A.

RECITALS

WHEREAS, on December 23, 2020, the Company and the Investor entered into the CSPA pursuant to which the Investor agreed to purchase from the Company securities pursuant to the terms of the CSPA;

WHEREAS, Section 2.1 of the CSPA states the following:

PURCHASE AND SALE OF PURCHASED SHARES. Subject to the terms and conditions set forth herein, the Company shall sell to the Investor, and the Investor shall purchase from the Company, that number of Purchased Shares equal to the Investment Amount. The Investment Amount shall be calculated based on the total number of Purchased Shares set forth in the Purchase Notice delivered to Investor as more particularly set forth in Section 2.2 below, multiplied by $0.005;

WHEREAS, the CSPA defines “Minimum Closing Price” as “the closing price of the Common Stock that is equal to or greater than $0.0075;”

WHEREAS, Section 8.4 of the CSPA states, in part, that “[n]o provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investor, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought;” and

WHEREAS, pursuant to Section 8.4 of the CSPA, the Parties wish to amend the CSPA to revise Sections 2.1 and the definition of “Minimum Closing Price,” respectively.

THEREFORE, in consideration of the foregoing recitals, mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as set forth below.

AGREEMENT

1.            Revised Section 2.1. Pursuant to Section 8.4 of the CSPA, Section 2.1 of the CSPA is hereby amended so that, as amended, Section 2.1 of the CSPA reads as follows:

PURCHASE AND SALE OF PURCHASED SHARES. Subject to the terms and conditions set forth herein, the Company shall sell to the Investor, and the Investor shall purchase from the Company, that number of Purchased Shares equal to the Investment Amount. The Investment Amount shall be calculated based on the total number of Purchased Shares set forth in the Purchase Notice delivered to Investor as more particularly set forth in Section 2.2 below, multiplied by $0.004.

2.            Revised Definition of “Minimum Closing Price”. Pursuant to Section 8.4 of the CSPA, the definition of “Minimum Closing Price,” as defined in the CSPA, is “the closing price of the Common Stock that is equal to or greater than $0.0065;”

3.            No Other Changes. Except as amended hereby, the CSPA will continue to be, and will remain, in full force and effect. Except as provided herein, this Amendment will not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the CSPA or (ii) to prejudice any right or rights which the Parties may now have or may have in the future under or in connection with the CSPA or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

4.            Authority; Binding on Successors. The Parties represent that they each have the authority to enter into this Amendment. This Amendment will be binding on, and will inure to the benefit of, the Parties to it and their respective heirs, legal representatives, successors, and assigns.

5.            Governing Law and Venue. This Amendment and the rights and duties of the Parties hereto will be construed and determined in accordance with the terms of the CSPA.

6.            Incorporation by Reference. The terms of the CSPA, except as amended by this Amendment, are incorporated herein by reference and will form a part of this Amendment as if set forth herein in their entirety.

7.           Counterparts; Facsimile Execution. This Amendment may be executed in any number of counterparts and all such counterparts taken together will be deemed to constitute one instrument. Delivery of an executed counterpart of this Amendment by facsimile or email will be equally as effective as delivery of a manually executed counterpart of this Amendment.

[Signature Page to Follow]

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IN WITNESS WHEREOF, each of the undersigned has executed this Amendment the respective day and year set forth below:

COMPANY:	B2Digital, Incorporated

Date: February __, 2021	By
Greg P. Bell, CEO

INVESTOR:	Triton Funds LP

Date: February __, 2021	By
Ashkan Mapar, Authorized Signatory

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EXHIBIT A

Common Stock Purchase Agreement dated December 23, 2020

[See Attached]

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